                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Oct-96

Deal Reference                                                 93-2A            93-2B             93-2C             93-2D
                                                          ---------------  ---------------   ----------------  ---------------
Beginning Security Balance                                 $67,809,982.92   $76,306,422.00    $134,294,043.40   $99,263,866.54
  Loans Repurchased                                                   -                -                  -                -
  Scheduled Principal Distribution                              64,363.87        69,475.21         141,040.02       494,757.55
  Additional Principal Distribution                             14,161.12         4,369.68          72,018.38        55,682.54
  Liquidations Distribution                                  1,064,063.10     4,116,956.70         211,277.62       810,303.31
  Accelerated Prepayments                                             -                -                  -                -
  Adjustments (Cash)                                                  -                -            74,227.08              -
  Losses/Foreclosures                                                 -                -                  -                -
  Special Hazard Account                                              -                -                  -                -
                                                          ---------------  ---------------   ----------------  ---------------
                                  Ending Security Balance  $66,667,394.83   $72,115,620.41    $133,795,480.30   $97,903,123.14
Interest Distribution:
Due Certificate Holders                                    $   423,190.83   $   539,032.34    $    823,741.17   $   565,173.45
Compensating Interest                                            3,635.72              -             1,126.86         1,304.19
Fees:
  Trustee Fee (Tx. Com. Bk.)                                       762.86           902.35           1,678.68         1,240.80
  Pool Insurance Premium (PMI Mtg. Ins.)                              -                -                  -                -
  Pool Insurance (GE Mort. Ins.)                                16,410.02        20,718.39                -          15,981.48
  Pool Insurance (United Guaranty Ins.)                               -                -                  -                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                        -                                   -                -
  Special Hazard Insurance (Commerce and Industry)               3,220.97         2,159.59                -                -
  Bond Manager Fee (Capstead)                                    1,073.66              -             1,678.68         1,447.60
  Excess Compensating Interest (Capstead)                             -                -                  -                -
  Administrative Fee (Capstead)                                  1,836.62         1,356.25           5,595.75         3,102.03
  Administrative Fee (Other)                                          -                -                  -                -
  Excess-Fees                                                         -                -                  -                -
  Special Hazard Insurance (Aetna Casualty)                           -                -                  -                -
                                                          ---------------  ---------------   ----------------  ---------------
                                             Total Fees         23,304.13        25,136.58           8,953.11        21,771.91
Servicing Fee                                                   22,925.16        23,845.72          35,125.18        28,396.33
Interest on Accelerated Prepayments                                   -                -                  -                -
                                                          ---------------  ---------------   ----------------  ---------------
                              Total Interest Distribution  $   473,055.84   $   588,014.64    $    868,946.32   $   616,645.88
                                                          ===============   ==============   ================   ==============

Loan Count                                                            247              252                475              376

Weighted Average Pass-Through Rate                            7.553340053          7.70656        7.370703949      6.848143153


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Oct-96

Deal Reference                                                93-2E.A          93-2E.B            93-2F            93-2G
                                                          ---------------  ----------------  ---------------  ----------------
Beginning Security Balance                                 $63,993,659.29   $155,734,728.89   $87,437,904.00   $191,955,611.18
  Loans Repurchased                                                  -                 -                -                 -
  Scheduled Principal Distribution                             306,184.83        158,099.88        85,205.60        203,493.03
  Additional Principal Distribution                             17,765.73         39,497.23        10,606.21        280,822.89
  Liquidations Distribution                                    504,490.32        784,520.10     1,721,558.60      1,296,172.59
  Accelerated Prepayments                                            -                 -                -                 -
  Adjustments (Cash)                                                 -                 -                -                 -
  Losses/Foreclosures                                                -                 -                -                 -
  Special Hazard Account                                             -                 -                -                 -
                                                          ---------------  ----------------  ---------------  ----------------
                                  Ending Security Balance  $63,165,218.41   $154,752,611.68   $85,620,533.59   $190,175,122.67
Interest Distribution:
Due Certificate Holders                                    $   355,794.78       $924,634.28   $   603,733.58   $  1,146,069.43
Compensating Interest                                            2,733.20            230.08             -             4,934.42
Fees:
  Trustee Fee (Tx. Com. Bk.)                                       693.26          1,687.13         1,071.46          2,159.50
  Pool Insurance Premium (PMI Mtg. Ins.)                        14,078.61         34,261.64        24,600.66              -
  Pool Insurance (GE Mort. Ins.)                                     -                 -                -                 -
  Pool Insurance (United Guaranty Ins.)                              -                 -                -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                 -                -                 -
  Special Hazard Insurance (Commerce and Industry)                   -                 -            2,564.44              -
  Bond Manager Fee (Capstead)                                      799.92          1,946.68             -             2,399.45
  Excess Compensating Interest (Capstead)                            -                 -                -                 -
  Administrative Fee (Capstead)                                  2,266.47          5,515.79           566.95          7,998.34
  Administrative Fee (Other)                                         -                 -                -                 -
  Excess-Fees                                                        -                 -                -                 -
  Special Hazard Insurance (Aetna Casualty)                          -                 -                -                 -
                                                          ---------------  ----------------  ---------------  ----------------
                                             Total Fees         17,838.26         43,411.24        28,803.51         12,557.29
Servicing Fee                                                   18,268.51         41,687.38        27,712.56         48,436.49
Interest on Accelerated Prepayments                                  -                 -                -                 -
                                                          ---------------  ----------------  ---------------  ----------------
                              Total Interest Distribution  $   394,634.75   $  1,009,962.98   $   660,249.65   $  1,211,997.63
                                                          ---------------  ----------------  ---------------  ----------------

Loan Count                                                            241               518              295               673

Weighted Average Pass-Through Rate                            6.723065703        7.12645946          7.51002       7.195437588


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Oct-96

Deal Reference                                                93-2H.1          93-2H.2             93-2I            93-2I.1
                                                          ---------------  ---------------    ---------------   ---------------
Beginning Security Balance                                 $38,633,477.00   $78,353,259.54     $51,262,278.90    $54,017,934.14
  Loans Repurchased                                                  -                -                  -                 -
  Scheduled Principal Distribution                              38,461.74        71,511.82          51,441.74         47,332.85
  Additional Principal Distribution                              7,185.37        12,385.64           4,568.82          3,071.19
  Liquidations Distribution                                    285,844.60       551,180.36               -           396,532.15
  Accelerated Prepayments                                            -                -                  -                 -
  Adjustments (Cash)                                                 -                -                100.72              -
  Losses/Foreclosures                                                -                -                  -                 -
  Special Hazard Account                                             -                -                  -                 -
                                                          ---------------  ---------------    ---------------   ---------------
                                  Ending Security Balance  $38,301,985.29   $77,718,181.72     $51,206,167.62    $53,570,997.95
                                                          ===============  ===============    ===============   ===============
Interest Distribution:
Due Certificate Holders                                    $   266,863.41   $   489,537.17     $   327,502.57    $   340,441.30
Compensating Interest                                                -                -                  -                 -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                       479.32           979.41             640.74            675.23
  Pool Insurance Premium (PMI Mtg. Ins.)                             -                -                  -                 -
  Pool Insurance (GE Mort. Ins.)                                11,005.75        23,035.86          14,575.56         15,881.27
  Pool Insurance (United Guaranty Ins.)                              -                -                  -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                -                  -                 -
  Special Hazard Insurance (Commerce and Industry)                   -                -                  -                 -
  Bond Manager Fee (Capstead)                                        -                -                  -                 -
  Excess Compensating Interest (Capstead)                            -            1,475.82               -             2,365.93
  Administrative Fee (Capstead)                                    479.56         3,264.62             367.38          2,250.69
  Administrative Fee (Other)                                         -                -                  -                 -
  Excess-Fees                                                        -                -                  4.97              -
  Special Hazard Insurance (Aetna Casualty)                      1,147.27         2,030.66           1,533.55          1,399.96
                                             Total Fees         13,111.90        30,786.37          17,122.20         22,573.08
Servicing Fee                                                   12,757.53        24,485.50          16,019.46         16,880.61
Interest on Accelerated Prepayments                                  -                -                  -                 -
                                                          ---------------  ---------------    ---------------   ---------------
                              Total Interest Distribution  $   292,732.84   $   544,809.04     $   360,644.23    $   379,894.99
                                                          ---------------  ---------------    ---------------   ---------------

Loan Count                                                            126              276                194               208

Weighted Average Pass-Through Rate                               7.493477      7.497385654           7.635813       7.562850496


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Oct-96

Deal Reference                                                93-2I.2            1995-A            1996-A             1996-B
                                                          ---------------   ----------------   ---------------    ---------------
Beginning Security Balance                                 $59,756,004.53    $125,434,174.81    $89,052,720.37    $186,947,852.79
  Loans Repurchased                                                   -                  -                 -                  -
  Scheduled Principal Distribution                              51,078.91         102,717.64         80,876.25         162,863.99
  Additional Principal Distribution                              3,048.57         135,822.37         14,586.06           8,148.41
  Liquidations Distribution                                  1,136,427.89       2,605,426.87        919,955.14       3,789,532.18
  Accelerated Prepayments                                             -                  -                 -                  -
  Adjustments (Cash)                                                  -                  -                 -                  -
  Losses/Foreclosures                                                 -                  -                 -                  -
  Special Hazard Account                                              -                  -                 -                  -
                                                          ---------------   ----------------   ---------------    ---------------
                                  Ending Security Balance  $58,565,449.16    $122,590,207.93    $88,037,302.92    $182,987,308.21
                                                          ===============   ================   ===============    ===============
Interest Distribution:
Due Certificate Holders                                    $   377,462.05    $    776,573.83    $   551,297.51    $  1,160,403.04
Compensating Interest                                                 -                  -                 -                  -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                       746.95           1,045.29          1,113.16           2,336.85
  Pool Insurance Premium (PMI Mtg. Ins.)                        17,244.59                -                 -            50,522.66
  Pool Insurance (GE Mort. Ins.)                                      -            47,037.81         25,647.18                -
  Pool Insurance (United Guaranty Ins.)                               -                  -                 -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                   2,777.06                -                 -             4,336.96
  Special Hazard Insurance (Commerce and Industry)                    -                  -                 -                  -
  Bond Manager Fee (Capstead)                                         -                  -                 -                  -
  Excess Compensating Interest (Capstead)                        2,383.34           4,452.98          4,052.35           7,790.66
  Administrative Fee (Capstead)                                  2,489.75           3,456.70          3,710.50           7,789.35
  Administrative Fee (Other)                                          -                  -                 -                  -
  Excess-Fees                                                         -                  -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                      1,787.70           2,874.53          2,040.79           5,405.91
                                                          ---------------   ----------------   ---------------    ---------------
                                             Total Fees         27,429.39          58,867.31         36,563.98          78,182.39
Servicing Fee                                                   18,673.69          39,198.16         24,839.60          54,361.91
Interest on Accelerated Prepayments                                   -                  -                 -                  -
                                                          ---------------   ----------------   ---------------    ---------------
                              Total Interest Distribution  $   423,565.13    $    874,639.30    $   612,701.09    $  1,292,947.34
                                                          ===============   ================   ===============    ===============

Loan Count                                                            228                532               308                609

Weighted Average Pass-Through Rate                             7.58006603        7.429303835       7.428824288           7.448514


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-Oct-96

Deal Reference                                                 1996-C.1             1996-C.2
                                                           ----------------     ----------------
Beginning Security Balance                                  $130,466,769.27      $136,339,493.15
  Loans Repurchased                                                     -                    -
  Scheduled Principal Distribution                               101,076.80           125,897.92
  Additional Principal Distribution                               23,670.84            39,369.15
  Liquidations Distribution                                    4,689,390.78         5,761,305.55
  Accelerated Prepayments                                               -                    -
  Adjustments (Cash)                                                    -                    -
  Losses/Foreclosures                                                   -                    -
  Special Hazard Account                                                -                    -
                                                           ----------------     ----------------
                                  Ending Security Balance   $125,652,630.85      $130,412,920.53
                                                           ================     ================
Interest Distribution:
Due Certificate Holders                                     $    816,403.93      $    803,562.52
Compensating Interest                                                   -               1,376.66
Fees:
  Trustee Fee (Tx. Com. Bk.)                                       1,300.15             1,136.16
  Pool Insurance Premium (PMI Mtg. Ins.)                                -                    -
  Pool Insurance (GE Mort. Ins.)                                  14,718.27                  -
  Pool Insurance (United Guaranty Ins.)                           29,562.22                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                          -                    -
  Special Hazard Insurance (Commerce and Industry)                      -                    -
  Bond Manager Fee (Capstead)                                           -                    -
  Excess Compensating Interest (Capstead)                         12,339.52                  -
  Administrative Fee (Capstead)                                    5,798.96             2,840.37
  Administrative Fee (Other)                                            -                    -
  Excess-Fees                                                           -                    -
  Special Hazard Insurance (Aetna Casualty)                        3,466.04                  -
                                                           ----------------     ----------------
                                             Total Fees           67,185.16             3,976.53
Servicing Fee                                                     40,771.00            36,946.93
Interest on Accelerated Prepayments                                     -                    -
                                                           ----------------     ----------------
                              Total Interest Distribution   $    924,360.09      $    845,862.64
                                                           ================     ================

Loan Count                                                              523                  483

Weighted Average Pass-Through Rate                                 7.509075             7.084719
